UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: March 14, 2017

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

720 S. Colorado Blvd., PH North

Denver, CO 80246

(Address of principal executive offices)

(702) 240-9378

(Issuer's telephone number)

1550 Wewatta St.

Denver, CO 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's Annual Report on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 1.01 Entry into a Material Definitive Agreement.

Note Cancellation and Extinguishment Agreement

On or about March 14, 2017, the Company and Baker & Myers & Associates LLC, a Nevada limited liability company ("Baker Myers," an entity owned by Sarah Myers, a former Secretary, Treasurer and Director of the Company) executed a Note Cancellation and Extinguishment Agreement (the “Note Cancellation Agreement”), pursuant to which Baker Myers (also herein referred to as “Releasor”) decided to exercise the entire Option Agreement for the acquisition of Elite Data Marketing LLC, a Florida limited liability company (the "EDM"), as set forth in the Share Exchange Agreement, dated May 18, 2016, in which Releasor agreed to forego and waive any and all right in, entitlement to or interest in any principal, interest, late charges, reimbursable attorneys’ fees, reimbursable expenses and any other sums due and payable with respect to a total of Two Hundred Thousand Dollars (US$200,000) of the final two (2) quarterly payments of the Redeemable Note dated May 18, 2016 (the “Cancelled Sum”), and any future payments due under the Cancelled Sum of the Redeemable Note and all or any other of Releasor’s rights under the Cancelled Sum of the Redeemable Note, thereby extinguishing and canceling the Cancelled Sum of the Redeemable Note and terminating any and all of Releasee’s obligations thereunder Cancelled Sum of the Redeemable Note, effective as of March 14, 2017 (the “Effective Date”), in exchange for the assignment and transfer by the Company of any and all of the issued and outstanding membership interests owned and held by Releasee representing a total of One Hundred Percent (100%) of the ownership interest of EDM to Releasor on the Effective Date (the “Cancellation Transaction”), pursuant to the Assignment of Membership Interests (the “Assignment”), attached as Exhibit A to the Note Cancellation Agreement, and including other terms and conditions set forth therein.

The Cancellation Transaction and Assignment resulted in Elite Data Marketing LLC no longer being a subsidiary of the Company, with no further operational effect or obligation to the Company.

The foregoing description of the Note Cancellation Agreement and Assignment are qualified in its entirety by reference to the Note Cancellation Agreement and Assignment filed as Exhibit 10.91 to this report and incorporated herein by reference.

Joint Venture Termination Agreement

On or about March 14, 2017, the Company and H Y H Investments, S.A. (“HYHI”), a Honduras corporation executed a Joint Venture Termination Agreement (the “JV Termination Agreement”), in which the entire Joint Venture set forth in the original Joint Venture Agreement (the “Joint Venture”), dated May 20, 2016, was rendered null and void, except for the validity and enforceability of a total of Three Million Nine Hundred Thousand Dollars (US$3,900,000) represented by the first eight (8) quarterly payments of the original Amended and Restated Redeemable Note issued on or about May 20, 2016 in the amended principal amount of Four Million Nine Hundred Thousand Dollars (USD $4,900,000), in relation to the following payments: (A) two (2) separate payments of Four Hundred Fifty Thousand Dollars (USD $450,000), plus accrued interest to date, due on July 1, 2016 and October 1, 2016, respectively, for a total of Nine Hundred Thousand Dollars (USD $900,000), and payable in cash or convertible into shares of common stock of DEAC at a conversion price equal to the lesser of $0.01 per share or fifty percent (50%) to the five (5) trading day average closing price immediately preceding the payment date, and (B) the remaining balance of Four Million (USD $4,000,000) payable in cash in a total of eight (8) equal quarterly installments of Five Hundred Thousand Dollars (USD $500,000), plus accrued interest to date, on the first day of each quarter beginning with January 1, 2017 and ending on January 1, 2019, convertible into shares of common stock of DEAC at fifty percent (50%) discount to the five (5) trading day average closing price immediately preceding the payment date, and other terms more fully described in the amended note set forth in the Amended and Restate Redeemable Note, thus cancelling the final two (2) quarterly payments (seventh and eighth quarterly payments) of Five Hundred Thousand Dollars (USD $500,000) each for a reduction of One Million Dollars (UD$1,000,000) of the principal amount of the Amended and Restated Redeemable Note, pursuant to the terms of the Note Cancellation and Extinguishment Agreement (the “Note Cancellation Agreement”), attached as Exhibit A to the JV Termination Agreement, and any and all existing operations, including, but not limited to, all of the assets and liabilities of the Joint Venture remained in Elite Data Holdings S.A., a Honduras corporation (“EDH”), as a wholly-owned subsidiary of Elite Gaming Ventures LLC, a Florida limited liability company (“EGV”), with the ownership interest of EGV assigned and transferred to HYHI and/or its assigns as set forth in the Assignment (the “Assignment”), attached as Exhibit A-1 to the Note Cancellation Agreement, including other terms and conditions set forth therein.

The termination of the Joint Venture resulted in Elite Gaming Ventures LLC (and, its wholly-owned subsidiary, Elite Data Holdings S.A.) no longer being a subsidiary of the Company, with no further operational effect or obligation to the Company.

The foregoing description of the JV Termination Agreement, Note Cancellation Agreement, and Assignment are qualified in its entirety by reference to the JV Termination Agreement, Note Cancellation Agreement and Assignment filed as Exhibit 10.92 to this report and incorporated herein by reference.

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Amendment No. 2 to the Definitive Agreement

On or about March 14, 2017, the Company and WOD MARKET LLC, a Colorado limited liability company ("WOD"), and WOD Holdings Inc., a Delaware corporation (“WODH”), a newly formed entity, owned and held by Brenton Mix and Taryn Watson, individually (collectively referred to as the "WOD Controlling Member(s)"), executed amendment No.2 to the definitive agreement (the "Amendment No.2"), pursuant to which the parties agreed to the following amended abbreviated terms:

1. The definition of Second Closing and Third and Final Closing in the Original Agreement was amended and restated as follows:

“Second Closing shall be amended and replaced with the meaning of Subsequent Closings, as described and set forth in Schedule 1.1, as amended.”

“Third and Final Closing shall be amended and replaced with the meaning of Subsequent Closings, representing a closing on the Controlling Equity Ownership, as described and set forth in Schedule 1.1, as amended.”

2. Section 1.1 of the Original Agreement was amended and restated as follows:

“Section 1.1 Acquisition of WOD. Upon the terms and subject to the conditions set forth in this Agreement, DEAC shall acquire, from the WOD Controlling Member(s), a certain percentage of the ownership interest in WOD (the “Equity Ownership”), equal to not less than sixty percent (60%) of the total Equity Ownership (the “Controlling Equity Ownership”), in a series of closings in the form of one or more capital contributions and equity exchanges, upon which WOD shall become a controlled subsidiary of DEAC, after the closing on the Controlling Equity Ownership has occurred, as described and set forth in Schedule 1.1 hereto.”

3. Section 1.2 of the Original Agreement was amended and restated as follows:

Section 1.2 Agreement to Exchange WOD Units for New DEAC Shares. Pursuant to Section 1.1 hereinabove, (i) WOD shall assign, transfer, convey and deliver the WOD Units to DEAC; and in consideration and exchange therefor, DEAC shall; (ii) issue and deliver the New DEAC Shares into Trust (as hereinafter defined), in such amounts as described and set forth in Schedule 1.2 hereto (collectively referred to as the "Equity Exchange(s)").

4. Section 8.2(d) of the Original Agreement was amended and restated as follows:

“(d) By either DEAC or WOD, if the closing on the Controlling Equity Ownership shall not have consummated before December 31, 2018; provided , however, that this Agreement may be extended by written notice of either WOD or DEAC if such closing shall not have consummated as a result of WOD or DEAC having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.2(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before this date;”

5. The second paragraph of Section 8.3 of the Original Agreement was amended and restated as follows:

“Notwithstanding the foregoing, on the date of termination, WOD Controlling Members shall have the right to either (a) request the delivery of the proportional New DEAC Shares represented by the Equity Exchanges, held in Trust (as hereinafter defined), in which DEAC shall retain any and all ownership interest in WOD Units owned and held as of such date, or (b) forfeit any and all proportional New DEAC Shares held in Trust (as hereinafter defined), representing the Equity Exchanges as of such date, and request DEAC to return all WOD Units owned and held as of such date, first Initial Shares for Initial Closing Units, and then, in exchange for a payment from WOD or WOD Controlling Members, at the sole discretion of DEAC, in the form of either (i) a cash payment equal to two times (2x) the amount of the aggregate total of all Additional Capital Contributions (as defined in Schedule 1.1 herein) made by DEAC as of such date, or (ii) a stock payment equal to two and one half times (2.5x) the amount of the aggregate total of all Additional Capital Contributions (as defined in Schedule 1.1 herein) made by DEAC as of such date, to be issued in a parent entity of WOD, if such exists at the time, at a per share price and type of securities mutually determined at such time. Separately, DEAC shall be required to repay any outstanding balance of Interim Financings provided by WOD as set forth in Schedule 1.4(c) herein. Upon the completion of a termination, neither party shall have any further obligations to the other thereafter, except as otherwise provided for herein in this Agreement.”

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6. Section 1.4(b) of Schedule 1.4 of the Original Agreement was amended and restated as follows:

“(b) Books and Records. On or before the next Subsequent Closing after the First Closing as set forth in Schedule 1.1 herein, DEAC shall complete all necessary corporate actions to effect any and all outstanding DEAC corporate matters, including, but not limited to, SEC filing of Form 10K for the period ending December 31, 2015, Form 10Q for period ending March 31, 2016, Form 10Q for period ending June 30, 2016, and other documentation required for DEAC to become a compliant and fully reporting public company (the "SEC Filing"), and on or before a Subsequent Closing related to the Second Capital Threshold as set forth in Schedule 1.1 herein, WOD shall complete all necessary corporate actions to effect any and all outstanding WOD corporate matters, including, but not limited to, two years of audit financials for period ending December 31, 2014, December 31, 2015, and December 31, 2016, including any other applicable year-end audit, and interim reviewed financials for period ending the most recent financial quarter in the applicable year, in accordance with US GAAP (the "Books and Records"), in form acceptable to DEAC and its auditors. Separately, DEAC must be current with all federal tax return filings for periods ending 2013, 2014, 2015, 2016 and any other applicable year on or before a Subsequent Closing related to the Second Capital Threshold.”

7. Schedules 1.1 and 1.2 of the Original Agreement were amended and restated, as more fully described in Exhibit I, attached hereto and incorporated by reference as being a part of the Original Agreement, as amended.

8. Schedule 1.4(c) of the Original Agreement, as amended, was amended further to reflect the resignation of Sarah Myers as the Secretary, Treasurer and Director of the Company, and the concurrent new appointment of Richard Phillips as the Secretary and Treasurer, in addition to his current position as a member of the Board of Directors of the Company, effective immediately.

9. Schedule 1.4 of the Original Agreement was amended to include the addition of Section 1.4(g) related to new contractor agreements as follows:

“(g) New Contractor Agreements. As a condition of the First Closing, as amended, DEAC has agreed to the execution of two (2) new contractor agreements: (A) Brenton Mix, as Chief Executive Officer and Chief Financial Officer of DEAC, in the form attached hereto as Exhibit C, and (B) Richard Phillips, as the Secretary and Treasurer of DEAC, in the form attached hereto as Exhibit D.”

The Amendment No. 2 contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Amendment No.2 is qualified in its entirety by reference to the Amendment No.2 filed as Exhibit 10.93 to this report and incorporated herein by reference.

Joint Venture Agreement to Exhibit I of Amendment No. 2 to the Definitive Agreement

On or about March 14, 2017, the Company WOD Holdings Inc., a Delaware corporation (“WODH”) executed a Joint Venture Agreement (the “Joint Venture Agreement”) pursuant to Exhibit I of the Amendment No. 2 to the Definitive Agreement (the “Amendment No. 2”), whereby the parties agreed to form a Joint Venture (the “Joint Venture”) to further develop and manage the current business of WOD Market LLC, a Colorado limited liability company, as a provider of intelligent retail solutions for gym owners and coaches, including the management of retail sales, up front inventory purchases, ongoing inventory management, payments, marketing, and related services.

Under the terms of the Joint Venture, the initial ownership interest of WOD was 20% owned by the Company, with the remaining 80% owned WODH, with the option of Company to provide additional capital contributions to WOD in increments of not less than $10,000 up to a total of $8 million dollars in the aggregate, which included an equity exchange of up to a total of 800 units (80%) of WOD owned initially by WODH to the Company for a total of approximately 199,000 shares of Series B Preferred Stock and approximately 18,801,000 shares of Common Stock of the Company (the “Shares”) to be issued to WODH upon the completion of a final closing on or before December 31, 2018, under the terms set forth in Amendment No. 2.

Until a minimum of at least $4 million in additional capital contributions have been made by the Company to WOD, resulting in a controlling ownership interest of not less than 60% of WOD by the Company, all the Shares of Company stock earmarked for the equity exchange with WODH is being held in a Voting Trust (as defined elsewhere in this filing), along with other key shareholder positions, in order to recapitalize the Company post a 1:1000 reverse split (which was previously approved), pending effectiveness after the Company becomes a current and fully-reporting public company.

The Joint Venture Agreement contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Joint Venture Agreement is qualified in its entirety by reference to the Joint Venture Agreement filed as Exhibit 10.94 to this report and incorporated herein by reference.

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Contractor Agreements to Exhibit C & D of Amendment No. 2 to the Definitive Agreement

On or about March 14, 2017, the Company and Brenton Mix, an individual (and, also the Chairman, Chief Executive Officer, President and Chief Financial Officer of the Company) (“Mix”) executed a Contractor Agreement (the "Mix Agreement") to formalize the engagement Mix (pursuant to his original appointment dated January 10, 2107) for his continued services to the Company and for such other services, as deemed necessary by the Board of Directors, from time to time, for a period of three (3) years from the date of execution, and renewal for two (2) successive one (1) year terms unless terminated early. The Company agreed to compensate Mix in the form of (a) a total of $10,000 per month for the first year, $12,500 per month for the second year, $15,000 per month for the third year, and $20,000 per month for subsequent terms, payable in cash or converted into restricted common stock of the Company, at Mix’s discretion, pursuant to the Company's Stock Option Plan then in effect, and (b) the right to participate in future stock options then in effect, including other terms and conditions set forth therein.

The foregoing description of the Mix Agreement is qualified in its entirety by reference to the Mix Agreement filed as Exhibit 10.95 to this report and incorporated herein by reference.

On or about March 14, 2017, the Company and Richard Phillips, an individual (and, also the Secretary, Treasurer and Director of the Company) (“Phillips”) executed a Contractor Agreement (the "Phillips Agreement") to formalize the engagement Phillips (pursuant to his original appointment dated January 10, 2107 and further appointment on March 14, 2017) for his continued services to the Company and for such other services, as deemed necessary by the Board of Directors, from time to time, for a period of two (2) years from the date of execution, and renewal for three (3) successive one (1) year terms unless terminated early. The Company agreed to compensate Phillips in the form of (a) a total of $1,250 per month for the first six months of the first year, $2,500 per month for the second six months of the first year, $5,000 per month for the second year and for subsequent terms, payable in cash or converted into restricted common stock of the Company, at Phillips’s discretion, pursuant to the Company's Stock Option Plan then in effect, and (b) the right to participate in future stock options then in effect, including other terms and conditions set forth therein.

Each of the Contractor Agreements contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Phillips Agreement is qualified in its entirety by reference to the Phillips Agreement filed as Exhibit 10.96 to this report and incorporated herein by reference.

Voting Trust Agreement

On or about March 14, 2017, the Company and WOD Holdings Inc., Dr. James G. Ricketts, individually, Stephen Antol, individually, Birch First Capital Investments LLC f/k/a Birch First Capital Fund LLC, and Baker & Myers & Associates LLC (each a “Stockholder”, and collectively referred to as the “Stockholders”) and Eilers Law Group, PA (the “Voting Trustee”), executed a Voting Trust Agreement (the “Voting Trust Agreement”), pursuant to which the parties agreed to the following abbreviated terms:

1. Deposit. Each Stockholder agreed to assign and deposit with the Voting Trustee a certain number of Shares, held in either certificate(s) or book entry, and further agreed to immediately deposit with the Voting Trustee in a like manner any and all Shares acquired (or the right to be acquired pursuant to an issued Warrant) after the date of the Voting Trust Agreement.

Pursuant to the terms of that certain Definitive Agreement (the “Definitive Agreement”), dated August 26, 2016, as amended, by and between the Company and WOD Markets LLC, a Colorado limited liability company, and Amendment No. 2 to the Definitive Agreement (the “Amendment No. 2”), dated February 24, 2017, by and between the Company and WOD Holdings Inc., a Delaware corporation (“WODH”), the Company agreed to issue to and deposit with the Voting Trustee a certain amount of Shares equal to a total of 199,000 shares of Series B Preferred Stock, and 19,801,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, as referenced in the execution of an assignment, to be held in the Voting Trust for the benefit of WODH (also referred to herein as a “Stockholder”), pursuant to certain terms of the Definitive Agreement, as amended, and Amendment No. 2, and in accordance with the terms of the Voting Trust Agreement.

Further, upon the execution of Voting Trust Agreement, the Company approved in advance, and Dr. James G. Ricketts, and Stephen Antol (each a Stockholder), jointly and severally, agreed to each deposit with the Voting Trustee a total of 500,000 shares of Series B Preferred Stock (for a total of 1,000,000 shares), owned and held by each of them as Stockholders, as referenced in the execution of two (2) separate assignments, which shall, thereafter, upon the completion by the Company of a reverse split of 1:1000 of its Common Stock, be converted by the Company and Voting Trustee into a total of 5,000 shares of Series B Preferred Stock each (for total of 10,000 shares), and 495,000 shares of Common Stock each (for a total totaling 990,000 shares), to be held by the Voting Trustee in the Voting Trust for the benefit of each such Stockholder, in accordance with the terms of the Voting Trust Agreement.

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In addition, upon the execution of the Voting Trust Agreement, the Company approved, and Birch First Capital Investments LLC (f/k/a Birch First Capital Fund LLC), a Delaware limited liability company, and Baker & Myers & Associates, LLC, a Nevada limited lability company (each a Stockholder), mutually agreed to the assignment and transfer of the ownership interest into two (2) separate stock purchase warrants (each a “Warrant” and collectively the “Warrants”) for the right to purchase a total of 4,000,000 and 3,000,000 shares of Series B Preferred Stock, respectively, owned and held by each such Stockholder, respectively (totaling 7,000,000 shares), to the Voting Trustee, as referenced in the execution of two (2) separate assignments, which shall, thereafter, upon the completion by the Company of a reverse split of 1:1000 of its Common Stock, be simultaneously exercised and converted by the Company and Voting Trustee into a total of 40,000 shares and 30,000 of Series B Preferred Stock each (for total of 70,000 shares), and 3,960,000 shares and 2,970,000 shares of Common Stock, respectively (for a total totaling 6,930,000 shares), to be held by the Voting Trustee in the Voting Trust for the benefit of each such Stockholder, in accordance with the terms of the Voting Trust Agreement.

2. Voting Trust Certificates. Upon the receipt from a Stockholder of a certificate(s) (or book entry) for the Shares together with proper assignment or assignments thereof, the Voting Trustee is to deliver or cause to be delivered to such Stockholder a voting trust certificate or certificates (“Voting Trust Certificates”), representing the number of Shares (or Warrant for the right to purchase a certain number of Shares) received from such Stockholder.

3. Title. Title to all Shares deposited hereunder (“Trust Shares”) are vested in the Voting Trustee and shall be transferred to the Voting Trustee or to its nominee or nominees on the books of the Company, and the Voting Trustee shall possess and be entitled to exercise with respect to the Trustee Shares all voting rights of holders of the Trust Shares of any and every kind and character, including the right to vote such Shares and to take part in or consent in writing or otherwise to any corporate or stockholders’ action, whether ordinary or extraordinary, including:

(a)	any amendment of the Certificate of Incorporation or the Bylaws of the Company,

(b)	consolidation with or merger into any other corporation,

(c)	changes in the number of directors,

(d)	increases in the number of, or reclassification of, shares of the Company’s stock, and

(e)	the dissolution of the Company,

all upon such terms and conditions and under such circumstances as the Voting Trustee may from time to time determine in its sole discretion, so as long as such powers do not circumvent or void the effectiveness of any and all agreements executed by Company as of the date of this Agreement or during the time in which this Agreement is in effect (e.g. advisory and management, shareholder and/or subscription agreements, etc.). It is expressly understood and agreed none of the holders of Voting Trust Certificates shall have any right, either under such Voting Trust Certificates or under this Agreement, or under any agreement express or implied, or otherwise, to vote any of the Trust Shares or to take part in or consent to any corporate or stockholders’ action requiring such vote.

4. Dividends; Other Distributions. The registered holder of each Voting Trust Certificate shall be entitled, until distribution of the Shares represented thereby as hereinafter provided for, to receive from time to time payments equal to the dividends and the other distributions, if any, received by the Voting Trustee in respect of such Shares.

5. Affiliate Status.

(a)	No Shareholder shall be deemed a beneficial owner as defined by Rule 13d-3 of the Exchange Act, unless deemed as such prior to becoming a Party to the Trust. Pursuant to Rule 13d-3(d)(1) no Shareholder shall have any power to revoke or terminate the Trust whereupon said Shareholder would thus become a beneficial owner as defined by Rule 13d-3.

(b)	Pursuant to Rule 16b-8 of the Exchange Act, no Shareholder who prior to becoming a Party to the Trust was not required to file any reports pursuant to Rule 16b, generally, shall be required to make any such filings as a result of becoming a Party to the Trust

6. Term; Termination; Extension.

(a)   The Voting Trust and this Agreement shall continue to be in full force and effect for a period ending on December 31, 2018, unless extended pursuant to Section 10(b) of this Agreement. This Agreement may be terminated at any time by the unanimous vote of all Stockholders and the Voting Trustee, or pursuant to a closing by the Company and WODH, in which the Company has acquired a controlling ownership interest of not less than sixty percent (60%) of WOD Market LLC, a Colorado limited liability company, pursuant to that certain Joint Venture Agreement, dated February 24, 2017, by and between Company and WODH, as set forth in the executed Definitive Agreement and Amendment No. 2 described hereinabove.

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(b)   Except as it would constitute a violation of the laws of the State of Florida, the term of this Agreement shall automatically be extended at any time for an additional one (1) year period, unless otherwise amended by the unanimous vote of all Stockholders, either by a writing signed by such Stockholders or at a meeting called for such purpose by any Stockholder upon the same notice as is required for a special meeting of the stockholders of the Company, to which end any Stockholder shall have access to the books of the Voting Trustee containing a record of the Stockholders.

(c)   Upon termination of the Voting Trust, the Trustee shall promptly send a notice to each Stockholder of such termination, and deliver to each Stockholder the Trust Shares owned by such Stockholder upon presentation and surrender of the applicable Voting Trust Certificate, accompanied, if required by the Voting Trustee, by properly executed transfers thereof to the Voting Trustee, within 30 days of such termination.

7. Voting by Voting Trustee. In voting the Trust Shares or in otherwise acting hereunder, the Voting Trustee shall exercise his/her/its best judgment in the interests of the Company and Stockholders to the end that its affairs shall be properly managed, and its interests shall be properly promoted, but the Voting Trustee shall assume no responsibility in respect thereto or of any action taken by it or taken with its consent thereto, or pursuant to any vote so cast.

The Voting Trust Agreement contained other terms and conditions and customary provisions not referenced in the above description.

The foregoing description of the Voting Trust Agreement is qualified in its entirety by reference to the Voting Trust Agreement filed as Exhibit 10.97 to this report and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2017, the Company accepted the resignation of Sarah Myers as the Secretary and Treasurer of the Company, effective immediately. Concurrently, on March 14, 2017, the Company appointed Richard Phillips as Secretary and Treasurer of the Company, in addition to his current positon as a member of the Board of Directors of the Company. There was no disagreement between Ms. Myers and the Company.

Richard K. Phillips, Secretary, Treasurer and Director

Rich brings more than 20 years of Board, CEO, and C-Suite advisory services experience to WOD Market and has led hundreds of senior-level engagements in multiple industry sectors. Before joining the firm, Rich was a Partner at several global consulting firms in their North American headquarters in New York, N.Y. There, he worked on senior-level assignments in a variety of industry sectors including Financial Services, Telecommunications, Mail Management, Information Technology, Higher Education, e-Commerce, Energy, Software-as-Service, Data Services, Retail, and Early-Stage Investment Capital.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated herein by reference. Pursuant to the Amendment No. 2, the Joint Venture Agreement and/or the Voting Trust Agreement, as applicable, all dated March 14, 2017, the Company agreed to issue into Trust, pursuant to the terms of the Voting Trust Agreement, (i) a total of 199,000 shares of Series B Preferred Stock, and 19,801,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock of the Company, for the benefit of WOD Holdings Inc., (ii) a total of 5,000 shares of Series B Preferred Stock each (for total of 10,000 shares), and 495,000 shares of Common Stock each (for a total totaling 990,000 shares), to be held by the Voting Trustee in the Voting Trust for the benefit of each Dr. James G. Ricketts, and Stephen Antol, converted from the original total of 500,000 shares of Series B Preferred Stock (for a total of 1,000,000 shares), owned and held by each of them as Stockholders, upon the completion by the Company of a reverse split of 1:1000 of its Common Stock, pursuant to mutually agreed to approval in advance set forth in the Voting Trust Agreement, and (iii) a total of 40,000 shares and 30,000 of Series B Preferred Stock each (for total of 70,000 shares), and 3,960,000 shares and 2,970,000 shares of Common Stock, respectively (for a total totaling 6,930,000 shares), to be held by the Voting Trustee in the Voting Trust for the benefit of each Birch First Capital Investments LLC (f/k/a Birch First Capital Fund LLC), a Delaware limited liability company, and Baker & Myers & Associates, LLC, a Nevada limited lability company, respectively, simultaneously exercised and converted by Voting Trustee from the original two (2) separate stock purchase warrants (each a “Warrant” and collectively the “Warrants”) for the right to purchase a total of 4,000,000 and 3,000,000 shares of Series B Preferred Stock, respectively, owned and held by each such Stockholder, respectively (totaling 7,000,000 shares), upon the completion by the Company of a reverse split of 1:1000 of its Common Stock, pursuant to mutually agreed to approval in advance set forth in the Voting Trust Agreement.

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We claim an exemption from registration for the information provided herein to Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended (the " Securities Act "). The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing description of the Amendment No. 2, the Joint Venture Agreement and/or the Voting Trust Agreement are qualified in its entirety by reference to the Amendment No. 2, the Joint Venture Agreement and/or the Voting Trust Agreement filed as Exhibit 10.93, Exhibit 10.94, and Exhibit 10.97, respectively, to this report and incorporated herein by reference.

Item 9.01 Financials Statements and Exhibits.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith. The other exhibits are incorporated herein by reference, as indicated in the following list.

Exhibit Number	Description

10.91*	Note Cancellation and Extinguishment Agreement dated March 14, 2017 by and between Elite Data Services, Inc. and Baker & Myers & Associates LLC.
10.92*	Joint Venture Termination Agreement, Note Cancellation and Extinguishment Agreement and Assignment dated March 14, 2017 by and between Elite Data Services, Inc. and H Y H Investments, S.A..
10.93*	Amendment No. 2 to the Definitive Agreement dated March 14, 2017 by and between Elite Data Services, Inc. and WOD Market LLC and WOD Holdings Inc.
10.94*	Joint Venture Agreement dated March 14, 2017 by and between Elite Data Services, Inc., and WOD Holdings Inc.
10.95*	Contractor Agreement dated March 14, 2017 by and between Elite Data Services, Inc. and Brenton Mix.
10.96*	Contractor Agreement dated March 14, 2017 by and between Elite Data Services, Inc. and Richard Phillips.
10.97*

Voting Trust Agreement dated March 14, 2017 by and between Elite Data Services, Inc. and WOD Holdings Inc., Dr. James G. Ricketts, individually, Stephen Antol, individually, Birch First Capital Investments LLC f/k/a Birch First Capital Fund LLC, and Baker & Myers & Associates LLC, and Eilers Law Group, PA.

99.1*	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: March 20, 2017	By:	/s/ Brenton Mix
Brenton Mix
Chief Executive Officer

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